EXHIBIT 32.2

CERTIFICATION OF TREASURER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Annette Davis, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            (i)        The accompanying annual report on Form 10-KSB/A for the fiscal year ended December 31, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

            (ii)        The information in such report fairly presents, in all material respects, the financial condition and results of operations of Golden Valley Development, Inc. (the “Company”).

Date: May 30, 2006	BY: /s/ ANNETTE DAVIS —————————————— Annette Davis Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.